[Exhibit 32.1]

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


    In connection with the Quarterly Report of Demco Industries, Inc. (the "Company) on Form 10-QSB for the period ending July 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul Hines, Chief Executive Officer of the company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 907 of the Sarbanes Oxley Act of 2002, that:

    (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

    (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 12, 2005

                               /s/ Paul Hines
                               -----------------------------------
                               Paul Hines, Chief Executive Officer
                               Demco Industries, Inc.